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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): DECEMBER 5, 2001
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                           Fleetwood Enterprises, Inc.
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               (Exact Name of Registrant as Specified in Charter)




             Delaware                 1-07699            95-1948322
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   (State or Other Jurisdiction     (Commission         (IRS Employer
         of Incorporation)          File Number)      Identification No.)



    3125 Myers Street, Riverside, California                   92503-5527
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    (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (909) 351-3500
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.     OTHER EVENTS

         On December 5, 2001, Fleetwood Enterprises, Inc., Delaware corporation (the "Company"), announced that it has reached an agreement with its loan syndicate to amend its Credit Agreement, dated as of July 27, 2001 (the "Credit Agreement"). The modifications are reflected in two seperate amendments. The First Amendment to Credit Agreement and Consent of Guarantors, dated as of December 4, 2001, is attached hereto as Exhibit 10.1 and the Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors, dated as of December 4, 2001, is attached hereto as
Exhibit 10.2. The press release announcing the amendment of the Credit Agreement is attached hereto as Exhibit 99.1.

ITEM 7.     EXHIBITS

         Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

       EXHIBIT    DESCRIPTION

         10.1 First Amendment to Credit Agreement and Consent of Guarantors, dated as of December 4, 2001, among the Company, Fleetwood Holdings, Inc. and its subsidiaries, Fleetwood Retail Corp. and its subsidiaries, the banks and other financial institutions signatory thereto, and Bank of America, N.A., as administrative agent and collateral agent.

         10.2 Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors, dated as of December 4, 2001, among the Company, Fleetwood Holdings, Inc. and its subsidiaries, Fleetwood Retail Corp. and its subsidiaries, the banks and other financial institutions signatory thereto, and Bank of America, N.A., as administrative agent and collateral agent.

         99.1     Press Release of the Company, dated December 5, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Fleetwood Enterprises, Inc.



Date:  December 5, 2001                By:  /s/ Forrest D. Theobald
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                                            Forrest D. Theobald
                                            Vice President and Secretary



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                                  EXHIBIT INDEX


       EXHIBIT    DESCRIPTION

         10.1 First Amendment to Credit Agreement and Consent of Guarantors, dated as of December 4, 2001, among the Company, Fleetwood Holdings, Inc. and its subsidiaries, Fleetwood Retail Corp. and its subsidiaries, the banks and other financial institutions signatory thereto, and Bank of America, N.A., as administrative agent and collateral agent.

         10.2 Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors, dated as of December 4, 2001, among the Company, Fleetwood Holdings, Inc. and its subsidiaries, Fleetwood Retail Corp. and its subsidiaries, the banks and other financial institutions signatory thereto, and Bank of America, N.A., as administrative agent and collateral agent.

         99.1     Press Release of the Company, dated December 5, 2001.



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